Exhibit 10.2

REVOLVING LINE OF CREDIT AGREEMENT

        This Revolving Line of Credit Agreement, dated as of November 5, 2007 (the “Agreement”), is made by and among Protexx, Inc., a Delaware corporation whose principal office is located at 10 Fairway Drive, Suite 107, Deerfield Beach, Florida 33441 and its subsidiaries, including but not limited to 22THEN LLC (collectively, the “Borrower”), Peter, Letizia, an individual whose home address is 10784 Crescend Circle., Boca Raton, FL 33498 (“Guarantor”), and WidePoint Corporation, a Delaware corporation with its principal office located at One Lincoln Center, R.E., Suite 1100, Oakbrook Terrace, Illinois 60181 (“Lender”).

AGREEMENT

        In consideration of the mutual promises set forth herein, and intending to be legally bound, the Borrower, Guarantor and Lender hereby agree as follows:

1.	Background. Lender has approved an uncommitted line of credit up to One Hundred Thousand Dollar ($100,000.00) for Borrower’s use pursuant to this Agreement.

2.	Uncommitted Revolving Line of Credit. Lender hereby establishes, subject to the terms and conditions of this Agreement, a secured, uncommitted, revolving line of credit facility in favor of Borrower in an aggregated principal amount not to exceed One Hundred Thousand Dollars ($100,000.00).

3.	Promise to Repay. Borrower and Guarantor promise to pay UPON DEMAND on an Event of Default or Final Maturity (as defined herein) the aggregate principal amount of all amounts provided by Lender to Borrower, up to One Hundred Thousand Dollars ($100,000.00), which are outstanding at any time under this Agreement, together with all accrued and unpaid Interest (as defined herein), if any, outstanding on such principal amount.

4.	Interest. Interest shall accrue on the unpaid principal balance outstanding hereunder at a simple rate equal to ten percent (10%) per annum, calculated on a daily basis (the “Interest”).

5.	Interest Payments. Borrower or Guarantor shall make payments to the order of Lender of all Interest that accrues during the term of the Agreement UPON DEMAND on an Event of Default or on or before Final Maturity.

6.	Purpose of Loan. The line of credit shall be used for general corporate business purposes for the sole benefit of the Borrower; provided however, that advances made by the Lender to the Borrower under the line of credit shall not be used for purposes of paying intra-company debt, distributions to any shareholders, or corporate debt of any kind without the express written consent of Lender. Prior to each advance made under this line of credit, Borrow shall submit to Lender a detailed written spreadsheet showing the intended use of such funds relating to such advance, which shall be subject to the Lender’s approval, and thereafter Borrower agrees to promptly and only use such funds solely for each use as shown in such spreadsheet and only in the amounts shown on such spreadsheet.

Revolving Line of Credit Agreement
Protexx, Inc.

7.	Maturity. All advances (if any) made under this line of credit will be due and payable to the order of Lender UPON DEMAND on an Event of Default, but in no event later than on 11:59 p.m. on January 2, 2008 (the “Final Maturity”), and at all times will be subject to the terms and conditions set forth in this Agreement and in the Promissory Note of even date herewith, a copy of which is attached hereto as Exhibit A and incorporated as if fully set forth herein, as given by Borrower in the principal amount of One Hundred Thousand Dollars ($100,000.00), payable to the order of Lender (the “Promissory Note”). The Borrower and the Guarantor agree to execute the Promissory Note at the same time that Borrower and Guarantor execute this Agreement.

BORROWER AND GUARANTOR ACKNOWLEDGE AND AGREE THAT LENDER MAY AT ANY TIME AND IN ITS SOLE DISCRETION DEMAND PAYMENT OF ALL AMOUNTS OUTSTANDING UNDER THIS AGREEMENT OR THE PROMISSORY NOTE WITHOUT PRIOR NOTICE TO THE BORROWER UPON AN EVENT OF DEFUALT OR UPON FINAL MATURITY.

8.	Draw Requests. Borrower may request an advance under this Agreement in any amount by a written draw request signed by any authorized signatory of Borrower subject to the submission of a spreadsheet for Lender approval contemplated in Section 6 of this Agreement. Guarantor hereby unconditionally pledges and guarantees that Borrower shall repay to Lender in a timely manner all amounts borrowed by Borrower under this Agreement.

9.	Collateral. All advances (if any) made under this line of credit shall be secured under a security agreement, a copy of which is attached hereto as Exhibit B and incorporated as if fully set forth herein (the “Security Agreement”), which and Borrow hereby authorizes liens to be filed in the appropriate jurisdictions pursuant to the terms and conditions of the Security Agreement. The Borrower and the Guarantor agree to execute the Security Agreement at the same time that Borrower and Guarantor execute this Agreement.

10.	Software Escrow Agreement. The parties to this Agreement further agree to execute a Software Escrow Agreement, a copy of which is attached hereto as Exhibit C and incorporated as if fully set forth herein (“Escrow Agreement”). The Borrower and the Guarantor agree to execute the Escrow Agreement at the same time that Borrower and Guarantor execute this Agreement. Within seven (7) business days of the date of this Agreement, Borrower agrees to cause all intellectual property described in the Escrow Agreement to be deposited with the escrow agent named in the Escrow Agreement, with such intellectual property to be in the form and content as required under the Escrow Agreement Lender shall hold all relevant intellectual property in escrow for a specified period of time determined by Lender or until all amounts payable by Borrower and Guarantor to Lender have been fully and completely repaid by Borrower and Guarantor to Lender in a timely manner.

Revolving Line of Credit Agreement
Protexx, Inc.

11.	Release of Guarantor’s Obligations. Upon delivery by Borrower of all intellectual property described under the Escrow Agreement, in the form and content as described in the Escrow Agreement, all obligations and liabilities of Guarantor imposed hereunder shall terminate and Guarantor shall no longer be liable under this Agreement, the Promissory Note and the Security Agreement.

12.	Calculation of Interest. Interest shall be calculated on the basis of a year comprised of 360 days over the actual number of days in the period.

13.	Credit of Payments. Any payment of principal or Interest under this Agreement must be received by Lender at its principal office (or at such other office or depository institution as Lender may from time to time designate by written notice to Borrower) by 2:00 p.m. prevailing Eastern Time on a business day in the jurisdiction where such office or institution is situated, in order to be credited on such date.

14.	Application of Payments. Payments received by Lender shall be applied to charges, fees and expenses (including attorneys’ fees), accrued Interest, and principal in any order Lender may in its sole discretion choose.

15.	Revolving Nature of Facility. This Agreement and the Promissory Note evidence a revolving line of credit. Borrower and Guarantor agree to be liable for all sums advanced hereunder. The unpaid principal balance owing on this facility at any time may be evidenced by endorsements on the Promissory Note, or by Lender’s records, which shall be conclusive of indebtedness.

16.	Prepayment. The indebtedness evidenced by this Agreement and the Promissory Note may be prepaid in whole or in part at any time without penalty.

17.	No Commitment to Fund. This is not a committed line of credit. The Borrower and Guarantor acknowledge and agree that advances made under this line of credit, if any, shall be made at the sole discretion of Lender. Lender, through its officers, may decline to make advances under the line, or terminate the line, at any time and for any reason without prior notice to the Borrower. In no event shall Borrower be entitled to further advances once the total principal amount of this facility has been advanced unless (and then only to the extent that) repayment of advances is received by Lender. This Agreement sets forth certain terms and conditions solely to assure that the parties understand each other’s expectations and to assist the parties in evaluating and monitoring the line of credit.

18.	Obligations of Borrower. Lender’s willingness to consider making advances under this facility is subject to the Borrower’s ongoing agreement (a) to promptly furnish Lender, upon Lender’s written request, the Borrower’s unaudited financial statements and such other financial information as Lender may reasonably request from time to time, and (b) to notify Lender as soon as practicable following the occurrence of any Event of Default as defined herein (or event that, with the passage of time or giving of notice or both, would become an Event of Default).

Revolving Line of Credit Agreement
Protexx, Inc.

19.	Event of Default. An “Event of Default” shall exist under this Agreement or the Promissory Note if any of the following occurs: (a) Borrower and/or Guarantor fail to make any payment required by this Agreement or the Promissory Note when due and the same is not cured within five (5) business days; (b) Borrower and/or Guarantor break any promise that Borrower and Guarantor has made to Lender, or fail to perform promptly at the time and strictly in the manner provided in this Agreement, the Promissory Note, or the Security Agreement; (c) any representation or statement made to Lender by Borrower or on Borrower’s behalf is false or misleading in any material respect; (d) Borrower and/or Guarantor become insolvent or a receiver is appointed for any part of Borrower’s property and/or Guarantor’s property; (e) Borrower or Guarantor makes any material assignment for the benefit of creditors; (f) any proceeding is commenced either by Borrower or Guarantor or against Borrower or Guarantor under any bankruptcy or insolvency law without prior written notice to Lender and such proceeding is not cured within sixty (60) calendar days; or (g) Borrower and/or Guarantor commit an actual default in the prompt payment or other performance required with respect to any of its indebtedness (including but not limited to with respect to Lender hereunder) for loans, advances or any other forms of borrowings or under any agreement under which such indebtedness is outstanding or secured.

20.	Lender’s Rights Upon Default. During the existence of an Event of Default, Lender may: (i) increase the applicable rate of interest to a rate per annum that shall be two percentage points (2%) in excess of the rate otherwise in effect at any time under this Agreement, but not more than the maximum rate allowed by law (the “Default Interest Rate”); (ii) demand payment in full or in part of all principal amounts outstanding hereunder, and accelerate any and all accrued and unpaid Interest due hereunder to be immediately due and payable; and/or (iii) exercise all of its rights under this Agreement, the Promissory Note, the Security Agreement, and/or the Escrow Agreement, or at law or in equity, in order to satisfy the indebtedness of Borrower and Guarantor. In the event that Lender elects to apply the Default Interest Rate to any principal balance due hereunder, the Default Interest Rate shall continue to apply whether or not judgment shall be entered on this Agreement.

21.	Late Fees. If any payment of interest or principal due hereunder is ten (10) or more calendar days late, Lender, is its sole discretion, may charge Borrower and Guarantor a late fee equal to Two Per Cent (2%) of the unpaid portion of such payment (the “Late Fee”), in addition to any other remedies authorized in this Agreement. Lender may not charge Interest against any Late Fee, or assess a Late Fee against any single unpaid amount on more than one occasion.

Revolving Line of Credit Agreement
Protexx, Inc.

22.	Governing Law. This Agreement will be deemed to have been made, executed and delivered by Borrower, Guarantor and Lender in the State of Delaware. This Agreement will be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State of Delaware.

23.	Jurisdiction. The Borrower and Guarantor hereby agree, consent and submit to the jurisdiction and venue of any state or federal court located within New Castle County, Delaware, and consents that all service of process be made by certified mail or overnight delivery service directed to the Borrower at the Borrower’s address set forth below, and service so made will be deemed to be completed either three (3) business days after the same has been deposited in the U.S. mail, postage prepaid or (ii) the next business day after being deposited with an overnight delivery service; provided that nothing contained herein shall prevent Lender from bringing any action or exercising any right against any security or against the Borrower or Guarantor, or against any property of the Borrower, within any other state or nation to enforce any award or judgment obtained in the forum specified above. The Borrower and the Guarantor each waives any objection to venue and any objection based on a more convenient forum in any action instituted hereunder.

24.	Notices.

For Lender:

WidePoint Corporation One Lincoln Centre, R.E., Suite 1100 Oakbrook Terrace, Illinois 60181 ATTN: James McCubbin, Chief Financial Officer and VP

For Borrower:

Protexx, Inc. 10 Fairway Drive, Suite 107 Deerfield Beach, Florida 33441 ATTN: President

For Guarantor:

Peter Letizia 10784 Crescend Circle Boca Raton, FL 33498

25.	Waivers.

THE BORROWER AND GUARANTOR HEREBY FOREVER WAIVE ALL OF ITS RESPECTIVE RIGHT TO PRESENTMENT, DEMAND, PROTEST, NOTICE OF DISHONOR, NONPAYMENT OR DEFAULT AND ANY OTHER NOTICES OF ANY KIND. THE BORROWER AND GUARANTOR WAIVE ANY AND ALL RIGHTS THE BORROWER AND/OR THE GUARANTOR MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT (INCLUDING THE PROMISSORY NOTE, THE SECURITY AGREEMENT AND THE ESCROW AGREEMENT) OR ANY TRANSACTION CONTEMPLATED IN ANY OR SUCH DOCUMENTS AND ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

Revolving Line of Credit Agreement
Protexx, Inc.

26.	All Rights To Be Preserved. No failure to exercise, and no delay in exercising, on the part of Lender, any right, power or privilege hereunder shall operate as a waiver of the same, nor shall any single or partial exercise of any right, power or privilege preclude any other or future exercise thereof, or the exercise of any other power or right. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

27.	Successors in Interest. This Agreement shall bind the Borrower and the successors and assigns of the Borrower, and the benefits hereof shall inure to the benefit of Lender and its successors and assigns. All references herein to “Borrower” shall be deemed to apply to Borrower, all of its subsidiaries, and all of its successors and assigns. All references herein to “Lender” shall be deemed to apply to Lender and its successors and assigns.

28.	Assignment. This Agreement shall not be assigned by the Borrower or Guarantor without the prior express written consent of Lender, but may be assigned by Lender without the consent of Borrower or Guarantor.

29.	Duly Executed Documents. Prior to the making of any advances hereunder, Borrower and Guarantor must deliver to Lender a duly executed original of the Promissory Note, Security Agreement and Escrow Agreement, and any such other documents that Lender may reasonably request. All actions of Borrower and Guarantor under each of this Agreement, the Promissory Note, the Security Agreement and the Escrow Agreement have been duly approved by each of Borrower and Guarantor, and represent the duly authorized and legally enforceable actions of each of Borrower and Guarantor.

31.	Survival. If any provision of this Agreement shall be held by a court of competent jurisdiction to be invalid or unenforceable, such invalidity or unenforceability shall not affect the remainder of the Agreement, which may be given effect without the invalid or unenforceable provision, and to this end the provisions of this Agreement shall be severable.

32.	Entire Understanding. This Agreement contains the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior understandings and agreements.

Revolving Line of Credit Agreement
Protexx, Inc.

33.	Headings. All section headings in this Agreement are for convenience of reference only and do not form part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

34.	Counterparts. This Agreement may be executed in counterparts, each of which when so executed and delivered shall constitute a complete and original instrument, but all of which together shall constitute one and the same agreement, and it shall not be necessary when making proof of this Agreement or any counterpart thereof to account for any other counterpart.

[The next page is the signature page.]

Revolving Line of Credit Agreement
Protexx, Inc.

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the 2nd day of November, 2007.

BORROWER:	LENDER:
PROTEXX, INC.	WIDEPOINT CORPORATION
By: /s/ Peter Letizia	By: /s/ James McCubbin
Name: Peter Letizia	Name: James McCubbin
Title: CEO/President	Title: V.P. and C.F.O.
GUARANTOR:
/s/ Peter Letizia
Peter Letizia, Individually
SEEN AND AGREED TO:
22THEN LLC
By: /s/ Peter Letizia
Name: Peter Letizia
Title: CEO/President